UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 22, 2010
Portec Rail Products, Inc.

(Exact Name of Registrant as Specified in its Charter)

West Virginia	0-50543	55-0755271

(State or Other Jurisdiction)	(Commission File No.)	(I.R.S. Employer
of Incorporation)		Identification No.)

900 Old Freeport Road, Pittsburgh, Pennsylvania.	15238

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (412) 782-6000
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
     On March 22, 2010, Portec Rail Products, Inc. (“Portec”) and L.B. Foster Company (“Foster”) issued a joint press release announcing that each of Portec and Foster had received a formal second request for additional information and documentary material from the Antitrust Division of the Department of Justice regarding the Agreement and Plan of Merger, dated February 16, 2010, pursuant to which Foster proposed to acquire Portec through a tender offer and subsequent merger. A copy of the press release is attached as Exhibit 99.1 to this report.
Item 9.01 Financial Statements and Exhibits
(a)	Financial statements of businesses acquired. Not Applicable.

(b)	Pro forma financial information. Not Applicable.

(c)	Shell company transactions: Not Applicable.

(d)	Exhibits.
          The following Exhibit is attached as part of this report:
          99.1   Joint press release dated March 22, 2010.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PORTEC RAIL PRODUCTS, INC.
DATE: March 22, 2010	By:	/s/ John N. Pesarsick
John N. Pesarsick
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Joint press release of Portec Rail Products, Inc. and L. B. Foster Company, dated March 22, 2010.